UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

LEGEND SPICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	38-4247159
State or jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

14 Kajaznuni Street, Apt. 70, Yerevan Armenia	0070
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered Not Applicable	Name of each exchange on which each class is to be registered Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ☒

Securities Act registration statement file number to which this form relates: (if applicable) 333-271201

Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, $0.001 par value
(Title of Class)

Item 1.	Description of Registrant's Securities to be Registered.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form S-1/A, filed with the commission under File No. 333-271201 on May 26, 2023 (as amended) incorporated by reference into this registration statement.

Item 2.	Exhibits.

The following exhibits are filed as a part of this registration statement:

Exhibit Number	Description
3.1	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on April 10, 2023)
3.2	Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on April 10, 2023)

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

LEGEND SPICES, INC.

Date: December 5, 2024

/s/ Khachatur Mkrtchyan
Khachatur Mkrtchyan
President, Secretary, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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